EXHIBIT 99.1-CERTIFICATION CEO SECTION 906


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Registration statement of INFE- Human Resources, Inc. (the "Company") on Form 10-SB as filed with the Securities and Exchange Commission on the date hereof (the "Registration Statement"), I Arthur D. Viola, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Arthur D. Viola
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   Arthur D. Viola

Chief Executive Officer

August,21 2003